Short-term Bank Loans	12 Months Ended
Dec. 31, 2016
Short-term Bank Loans
8.	Short-term Bank Loans

In 2016, the Group entered into several short-term guaranteed loan agreements. Each of the revolving credit facilities has a maturity term of twelve months. The guarantees on these loans were provided by Guosheng Qi, the Co-Founder, chief executive officer and chairman of the company or provided by Beijing Haidian Sci-tech Enterprises Financing Guarantee Co., Ltd.

Short-term bank loans as of December 31, 2016 amounted to RMB65,093, which consisted of several bank borrowings denominated in RMB. All of these bank borrowings were repayable within one year. The weighted average interest rate for the outstanding borrowings as of December 31, 2016 was approximately 5.24%.